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BANKBOSTON.
BancBoston Leasing Inc.

                             CHATTEL PROMISSORY NOTE

$9,000,000.00                                              Boston, Massachusetts
                                                                 August 26, 1999


         FOR VALUE RECEIVED, the undersigned promise(s) to pay to the order of BancBoston Leasing Inc. (together with any successors or assigns, "BancBoston"), a Massachusetts corporation with its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, the principal amount of Nine Million Dollars and Zero Cents ($9,000,000.00) with interest thereon at the fixed rate of Ten and 35/100 percent (10.35%) per annum, payable as follows: (i) interest on the principal amount advanced hereunder, from the date of such advance through the last day of the month in which such advance is made, which is payable on October 1, 1999, and thereafter (ii) in 32 equal installments of principal and interest of $323,049.15 each beginning on October 1, 1999 and on the same day of each month thereafter. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which BancBoston is not open for the conduct of business.

         SECTION 1.        PAYMENT TERMS.

         1.1 PAYMENTS. All payments under this Chattel Promissory Note ("Note") shall be made by the undersigned to BancBoston in United States currency at BancBoston's address specified above (or at such other address as BancBoston may specify), in immediately available funds, on or before 2:00 p.m. Boston, Massachusetts time, on the due date thereof. Payments received by BancBoston prior to the occurrence of an Event of Default (as defined in Section 3) will be applied FIRST to fees, expenses and other amounts due hereunder (excluding principal and interest); SECOND, to accrued interest; and THIRD to outstanding principal. After the occurrence of an Event of Default, payments will be applied to the Obligations under this Note as BancBoston determines in its sole discretion. Whenever payment hereunder is to be made on a day other than BancBoston's business day, such payment shall be due and payable on the immediately following business day for BancBoston.

         1.2 PREPAYMENT; PREPAYMENT CHARGE. The undersigned may, at its option, prepay all, but not less than all, of the principal of this Note before maturity, which payments shall be applied in the inverse order of the maturity of installments of principal hereunder provided, however, that if any portion of the principal amount of this Note is prepaid for any reason, whether voluntarily or as a result of acceleration of the indebtedness evidenced hereby or otherwise, the undersigned shall pay to BancBoston simultaneously with such prepayment, the following additional amounts:

                  A. a prepayment fee (the "Prepayment Fee") in an amount equal to five percent (5%) of the principal amount outstanding under this Note at the time of such prepayment if such prepayment should occur in months 1 through 12 of this Note, an amount equal to three percent (3%) of the principal amount outstanding under this Note at the time of such prepayment if such prepayment should occur in months 13 through 24 of this Note, an amount equal to one and one-half percent (1.5%) of the principal amount outstanding under this Note at the time of such prepayment if such prepayment should occur in months 25 through 32 of this Note; and

                  B. a make-whole fee (the "Make-Whole Fee") equal to (i) the present value as of the date of prepayment (the "Prepayment Date") of the remaining principal and interest payments due under the Note discounted at the Reinvestment Rate (defined below) plus 350 basis points from the respective dates on which such installments would have been payable, less
(ii) the amount of principal prepaid on the Prepayment Date. Notwithstanding the foregoing, in no event shall such Make-Whole Fee equal an amount less than zero. As used herein, "Reinvestment Rate" shall mean the yield to maturity as of the close of business three (3) business days prior to the Prepayment Date on United States Treasury securities with a term equal to (or a date that is nearest to) the scheduled maturity date of this Note 4/30/02.

All funds advanced hereunder which have been repaid may not be reborrowed, except with the consent of BancBoston.

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         1.3 DEFAULT RATE. To the extent permitted by applicable law, upon and after the occurrence of an Event of Default (whether or not BancBoston has accelerated payment of this Note), interest on principal and overdue interest shall, at the option of BancBoston, be payable on demand at a rate per annum equal to two percent (2%) above the rate of interest otherwise payable hereunder. If such default rate violates applicable law, the default rate shall be at the maximum rate of interest per annum allowed by such law.

         1.4 LATE PAYMENT CHARGE. If a payment of principal or interest hereunder is not made within ten (10) days of its due date, the undersigned will pay, on demand, a late payment charge equal to two percent (2%) above the rate of interest otherwise payable on the amount of such payment. If the late payment charge violates applicable law, the late payment charge shall be at the maximum rate of interest per annum allowed by such law. Nothing in the preceding sentence shall affect BancBoston's right to accelerate the maturity of this Note in the event of any default in the payment of this Note.

         SECTION 2. SECURITY AGREEMENT; COLLATERAL.

         2.1 SECURITY AGREEMENT. This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of a certain Master Security Agreement dated as of August 26, 1999 executed by the undersigned (together with any amendments and riders thereto, the "Security Agreement"), the terms and conditions of which are incorporated herein by reference. The undersigned hereby ratifies and confirms the representations, warranties, covenants and agreements set forth in the Security Agreement as if made on the date of this Note. Neither this reference to the Security Agreement, nor any provision thereof, shall affect or impair the absolute and unconditional obligation of the undersigned to pay the principal of, and interest on, this Note as provided herein.

         2.2 COLLATERAL. The undersigned grants to BancBoston, as security for the full and punctual payment and performance of the Obligations including, without limitations, the Obligations under this Note, a continuing lien, claim and encumbrance on, and security interest in, all equipment ("Equipment") set forth on Schedule 1 attached hereto and in all Collateral as defined in the Security Agreement in accordance with the terms and conditions as set forth therein. The Equipment shall constitute a portion of the Collateral as defined in the Security Agreement for all purposes thereunder.

         SECTION 3. DEFAULTS AND REMEDIES. The occurrence of (i) a default in the payment when five (5) consecutive days have elapsed since the date on which the principal of, or interest on, this Note is due or (ii) any other default in the payment or performance of this Note or of any other Obligation, with any applicable grace or notice period which may be granted in the Security Agreement having elapsed, or (iii) any Event of Default under the Security Agreement shall constitute an "Event of Default" hereunder thereby entitling BancBoston to exercise any and all remedies available at law or under the Security Agreement, in any case, after the giving of any required notice and the elapse of any cure period. All rights and remedies of BancBoston are cumulative and are exclusive of any rights or remedies provided by law or in equity or by agreement, and may be exercised separately or concurrently. As used herein, "Obligation" means any obligation of the undersigned hereunder or under the Security Agreement to BancBoston or to any of its affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and any obligation of any guarantor with respect to this Note or the Security Agreement, including any person or entity who has pledged or granted to BancBoston a security interest in, or other lien on, property on behalf of the undersigned as collateral for the Obligations.

         SECTION 4. MISCELLANEOUS.

         4.1 WAIVER; AMENDMENT. No delay or omission on the part of BancBoston in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or any amendment hereto shall be effective unless in writing and signed by BancBoston nor shall a waiver on one occasion bar or waive the exercise of any such right on any future occasion. Without limiting the generality of the foregoing, the acceptance by BancBoston of any late payment shall not be deemed to be a waiver of the Event of Default arising as a consequence thereof. Each Obligor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment and to any other indulgences under this Note or with respect to any such collateral, to any substitutions, exchanges or releases of any such collateral, and to

                                     -2-

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any additions or releases of any other parties or persons primarily or secondarily liable hereunder, that, from time to time, may be granted by BancBoston in connection herewith.

         4.2 TAXES. The undersigned agrees to indemnify BancBoston and hold it harmless from and against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note or the pledge or grant of any Collateral for the Obligations.

         4.3 TERMS AND DEFINITIONS. The terms and conditions of this Note shall prevail where there may be conflicts or inconsistencies with the terms and conditions of the Security Agreement. All capitalized terms used in this Note, unless otherwise defined, have the meanings set forth in the Security Agreement.

         4.4 LENDER RECORDS. The entries on the records of BancBoston (including any appearing on this Note) shall be PRIMA FACIE evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

         4.5 GOVERNING LAW; CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without giving effect to the conflict-of-laws provisions thereof. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of such state or any Federal court sitting in such state and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient forum.

         4.6 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions of this Note shall not in any way be affected or impaired thereby. BancBoston is hereby authorized, without further notice, to fill in blank spaces on this Note pertaining to dates only, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

         4.7 JURY WAIVER. BANCBOSTON (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL
(A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER BANCBOSTON NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

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                                                                           FIXED
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BANKBOSTON.
BancBoston Leasing Inc.

         IN WITNESS WHEREOF, the undersigned, by its duly authorized officer or agent, has duly executed this Note, which is intended to take effect as a sealed instrument, on the day and year first written above.

                                         MORSE SHOE, INC.
                                         (DEBTOR)

                                         By:       /s/ Philip G. Rosenberg
                                            -----------------------------------
                                         Title:  Executive Vice President

                                         Address:          555 Turnpike Street
                                                           Canton, MA  02021

                                         JBI, INC.
                                         (DEBTOR)

                                         By:       /s/ Philip G. Rosenberg
                                            -----------------------------------
                                         Title:  Executive Vice President

                                         Address:          555 Turnpike Street
                                                           Canton, MA  02021

                                         THE CASUAL MALE, INC.
                                         (DEBTOR)

                                         By:       /s/ Philip G. Rosenberg
                                            -----------------------------------
                                         Title:  Executive Vice President

                                         Address:          555 Turnpike Street
                                                           Canton, MA  02021

                                         WGS CORP.
                                         (DEBTOR)

                                         By:       /s/ Philip G. Rosenberg
                                            -----------------------------------
                                         Title:  Executive Vice President

                                         Address:          555 Turnpike Street
                                                           Canton, MA  02021


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                                         TCMB&T, INC.
                                         (DEBTOR)

                                         By:       /s/ Philip G. Rosenberg
                                            -----------------------------------
                                         Title:  Executive Vice President

                                         Address:          555 Turnpike Street
                                                           Canton, MA  02021


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                                                                           FIXED
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BANKBOSTON.
BancBoston Leasing Inc.

                                   SCHEDULE 1

                                       TO

                             CHATTEL PROMISSORY NOTE

                              dated August 26, 1999

                                       of

   Morse Shoe, Inc., JBI, Inc., The Casual Male, Inc., WGS Corp., TCMB&T, Inc.




         All equipment, includes, without limitation, "equipment" as defined in the UCC, and including all of the Debtor's equipment, machinery, and store fixtures now owned or hereafter acquired, including but not limited to all store fixtures, racking, shelving, displays, and computer equipment, office machines, together with all parts, accessories, attachments, substitutions, all accounts, contract rights, general intangibles, instruments, rents, monies, payments and all other rights arising out of the use, sale or lease or other disposition of the Equipment, all records or data relating to the Equipment, and repairs and any and all proceeds thereof, including without limitation insurance proceeds.

See EXHIBIT A to Schedule 1 of this Chattel Promissory Note for Equipment Locations.

Check if the Equipment is classified fixtures:

       [ ]    fixtures _____________

       [ ]    non-fixtures  ___________



                                         MORSE SHOE, INC.
                                         (DEBTOR)

                                         By:       /s/ Philip G. Rosenberg
                                             ---------------------------------
                                         Title:  Executive Vice President

                                         Address:          555 Turnpike Street
                                                           Canton, MA  02021

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                                         JBI, INC.
                                         (DEBTOR)

                                         By:       /s/ Philip G. Rosenberg
                                             ---------------------------------
                                         Title:  Executive Vice President

                                         Address:          555 Turnpike Street
                                                           Canton, MA  02021

                                         THE CASUAL MALE, INC.
                                         (DEBTOR)

                                         By:       /s/ Philip G. Rosenberg
                                             ---------------------------------
                                         Title:  Executive Vice President

                                         Address:          555 Turnpike Street
                                                           Canton, MA  02021

                                         WGS CORP.
                                         (DEBTOR)

                                         By:       /s/ Philip G. Rosenberg
                                             ---------------------------------
                                         Title:  Executive Vice President

                                         Address:          555 Turnpike Street
                                                           Canton, MA  02021

                                         TCMB&T, INC.
                                         (DEBTOR)

                                         By:       /s/ Philip G. Rosenberg
                                             ---------------------------------
                                         Title:  Executive Vice President

                                         Address:          555 Turnpike Street
                                                           Canton, MA  02021


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